Exhibit 99.1
Fabrinet Announces Second Quarter Fiscal Year 2024 Financial Results
•Exceeds Guidance Ranges with Record Revenue and Net Income Per Share
BANGKOK, Thailand – February 5, 2024 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its second fiscal quarter ended December 29, 2023.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “Our strong second quarter results exceeded our guidance ranges and also represented record levels for revenue and net income per share. We continued to see strong datacom revenue growth, which helped drive our overall top line performance. We remain confident that newer datacom programs will significantly contribute to our results as we look ahead. Telecom revenue moderated by a smaller amount than anticipated in the quarter, and we are optimistic that the impact of ongoing inventory adjustments in the telecom market could continue to diminish. With continued business momentum, we are well-positioned to extend our track record of strong execution into the third quarter.”
Second Quarter Fiscal Year 2024 Financial Highlights
GAAP Results
•Revenue for the second quarter of fiscal year 2024 was $712.7 million, compared to $668.7 million for the second quarter of fiscal year 2023.
•GAAP net income for the second quarter of fiscal year 2024 was $69.1 million, compared to $63.2 million for the second quarter of fiscal year 2023.
•GAAP net income per diluted share for the second quarter of fiscal year 2024 was $1.89, compared to $1.71 for the second quarter of fiscal year 2023.
Non-GAAP Results
•Non-GAAP net income for the second quarter of fiscal year 2024 was $76.1 million, compared to $70.0 million for the second quarter of fiscal year 2023.
•Non-GAAP net income per diluted share for the second quarter of fiscal year 2024 was $2.08, compared to $1.90 for the second quarter of fiscal year 2023.
Business Outlook
Based on information available as of February 5, 2024, Fabrinet is issuing guidance for its third fiscal quarter ending March 29, 2024, as follows:
•Fabrinet expects third quarter revenue to be in the range of $705 million to $725 million.
•GAAP net income per diluted share is expected to be in the range of $1.89 to $1.96, based on approximately 36.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.08 to $2.15, based on approximately 36.6 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Second Quarter Fiscal Year 2024 Financial Results Call
When:	February 5, 2024
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our confidence that newer datacom programs will significantly contribute to future results; (2) our optimism that the impact of ongoing inventory adjustments in the telecom market could continue to diminish; (3) our ability to extend our strong execution into the third quarter of fiscal year 2024; and (4) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2024. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, some of these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	December 29, 2023	June 30, 2023
Assets
Current assets
Cash and cash equivalents	$334,053	$231,368
Short-term investments	406,540	319,100
Trade accounts receivable, net of allowance for expected credit losses of $2,741 and $965, respectively	584,614	531,767
Inventories	414,758	519,576
Prepaid expenses	5,952	7,849
Other current assets	60,446	42,880
Total current assets	1,806,363	1,652,540
Non-current assets
Property, plant and equipment, net	306,019	310,350
Intangibles, net	2,549	2,394
Operating right-of-use assets	5,767	1,634
Deferred tax assets	11,804	12,095
Other non-current assets	636	635
Total non-current assets	326,775	327,108
Total Assets	$2,133,138	$1,979,648
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$6,078	$12,156
Trade accounts payable	376,556	381,129
Fixed assets payable	12,983	13,526
Operating lease liabilities, current portion	1,425	1,201
Income tax payable	7,581	6,024
Accrued payroll, bonus and related expenses	20,174	23,748
Accrued expenses	16,119	20,447
Other payables	45,861	23,654
Total current liabilities	486,777	481,885
Non-current liabilities
Deferred tax liability	4,546	4,799
Operating lease liability, non-current portion	3,956	66
Severance liabilities	24,505	22,159
Other non-current liabilities	1,972	2,081
Total non-current liabilities	34,979	29,105
Total Liabilities	521,756	510,990
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 29, 2023 and June 30, 2023)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,435,354 shares and 39,284,176 shares issued as of December 29, 2023 and June 30, 2023, respectively; and 36,296,621 shares and 36,183,682 shares outstanding as of December 29, 2023 and June 30, 2023, respectively)	394	393
Additional paid-in capital	209,208	206,624
Less: Treasury shares (3,138,733 shares and 3,100,494 shares as of December 29, 2023 and June 30, 2023, respectively)	(201,205)	(194,833)
Accumulated other comprehensive income (loss)	4,197	(8,115)
Retained earnings	1,598,788	1,464,589
Total Shareholders’ Equity	1,611,382	1,468,658
Total Liabilities and Shareholders’ Equity	$2,133,138	$1,979,648

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share data)	December 29, 2023	December 30, 2022	December 29, 2023	December 30, 2022
Revenues	$712,694	$668,656	$1,398,171	$1,324,085
Cost of revenues	(624,364)	(583,441)	(1,225,437)	(1,156,114)
Gross profit	88,330	85,215	172,734	167,971
Selling, general and administrative expenses	(19,316)	(18,930)	(39,745)	(39,495)
Operating income	69,014	66,285	132,989	128,476
Interest income	7,748	2,334	13,646	3,893
Interest expense	(36)	(389)	(81)	(780)
Foreign exchange gain (loss), net	(3,788)	(3,904)	(3,373)	(1,819)
Other income (expense), net	(35)	(68)	(115)	(209)
Income before income taxes	72,903	64,258	143,066	129,561
Income tax expense	(3,793)	(1,101)	(8,867)	(1,789)
Net income	69,110	63,157	134,199	127,772
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	2,946	1,183	3,894	(278)
Change in net unrealized gain (loss) on derivative instruments	8,951	11,188	8,390	9,970
Change in net retirement benefits plan – prior service cost	8	57	134	225
Change in foreign currency translation adjustment	(206)	(84)	(106)	162
Total other comprehensive income (loss), net of tax	11,699	12,344	12,312	10,079
Net comprehensive income	$80,809	$75,501	$146,511	$137,851
Earnings per share
Basic	$1.90	$1.73	$3.70	$3.50
Diluted	$1.89	$1.71	$3.67	$3.47
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,328	36,589	36,292	36,558
Diluted	36,639	36,939	36,560	36,848

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Six Months Ended
(in thousands of U.S. dollars)	December 29, 2023	December 30, 2022
Cash flows from operating activities
Net income for the period	$134,199	$127,772
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	24,186	21,596
(Gain) loss on disposal and impairment of property, plant and equipment and intangibles	(111)	(337)
(Gain) loss from sales and maturities of available-for-sale securities	(1)	92
Amortization of discount (premium) of short-term investments	(1,397)	565
(Reversal of) allowance for expected credit losses	1,776	251
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	3,287	3,086
Amortization of fair value at hedge inception of interest rate swaps	(154)	(346)
Share-based compensation	14,714	14,498
Deferred income tax	1,117	(1,338)
Other non-cash expenses	90	(305)
Changes in operating assets and liabilities
Trade accounts receivable	(53,873)	(80,054)
Inventories	104,818	20,475
Other current assets and non-current assets	(16,360)	(11,837)
Trade accounts payable	(6,980)	(4,176)
Income tax payable	1,531	(577)
Severance liabilities	1,395	1,269
Other current liabilities and non-current liabilities	20,977	14,466
Net cash provided by operating activities	229,214	105,100
Cash flows from investing activities
Purchase of short-term investments	(164,971)	(74,482)
Proceeds from sales of short-term investments	10,000	30,000
Proceeds from maturities of short-term investments	72,824	46,925
Purchase of property, plant and equipment	(21,236)	(23,643)
Purchase of intangibles	(518)	(412)
Proceeds from disposal of property, plant and equipment	2,048	32
Net cash used in investing activities	(101,853)	(21,580)
Cash flows from financing activities
Repayment of long-term borrowings	(6,094)	(9,140)
Repayment of finance lease liability	—	(5)
Repurchase of ordinary shares	(6,372)	(5,104)
Withholding tax related to net share settlement of restricted share units	(12,352)	(16,796)
Net cash used in financing activities	(24,818)	(31,045)
Net increase (decrease) in cash, cash equivalents and restricted cash	$102,543	$52,475
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$231,368	$198,365
Increase (decrease) in cash, cash equivalents and restricted cash	102,543	52,475
Effect of exchange rate on cash, cash equivalents and restricted cash	142	(11)
Cash, cash equivalents and restricted cash at the end of period	$334,053	$250,829
Non-cash investing and financing activities
Construction, software and equipment-related payables	$12,983	$18,920

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Six Months Ended
	December 29, 2023		December 30, 2022		December 29, 2023		December 30, 2022
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$69,110	$1.89	$63,157	$1.71	$134,199	$3.67	$127,772	$3.47
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,701	0.05	1,660	0.05	3,866	0.11	3,576	0.10
Total related to gross profit	1,701	0.05	1,660	0.05	3,866	0.11	3,576	0.10
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,280	0.14	5,115	0.14	10,848	0.30	10,922	0.29
Amortization of intangibles	—	—	71	0.00	—	—	154	0.01
Total related to selling, general and administrative expenses	5,280	0.14	5,186	0.14	10,848	0.30	11,076	0.30
Related to other income and expense:
Amortization of deferred debt issuance costs	8	0.00	8	0.00	16	0.00	16	0.00
Total related to other income and expense	8	0.00	8	0.00	16	0.00	16	0.00
Total related to net income & EPS	6,989	0.19	6,854	0.19	14,730	0.41	14,668	0.40
Non-GAAP measures	$76,099	$2.08	$70,011	$1.90	$148,929	$4.08	$142,440	$3.87
Shares used in computing diluted net income per share
GAAP diluted shares		36,639		36,939		36,560		36,848
Non-GAAP diluted shares		36,639		36,939		36,560		36,848

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(in thousands)	Three Months Ended		Six Months Ended
	December 29, 2023	December 30, 2022	December 29, 2023	December 30, 2022
Net cash provided by operating activities	$84,165	$44,466	$229,214	$105,100
Less: Purchase of property, plant and equipment	(9,801)	(13,385)	(21,236)	(23,643)
Non-GAAP free cash flow	$74,364	$31,081	$207,978	$81,457

FABRINET
GUIDANCE FOR QUARTER ENDING MARCH 29, 2024
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.89 to $1.96
Related to cost of revenues:
Share-based compensation expenses	0.05
Total related to gross profit	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.19
Non-GAAP net income per diluted share	$2.08 to $2.15